SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant :    |X|
Filed by a Party other than the Registrant    |_|

Check the appropriate box:
  |_|  Preliminary Proxy Statement      |_|  Confidential, For Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
  |X| Definitive Proxy Statement
  |_| Definitive Additional Materials
  |_| Soliciting Material Under Rule 14a-12

                             Shore Bancshares, Inc.
                             ----------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         |X| No fee required.
         |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

             (1) Title of each class of securities to which transaction applies:
N/A
             (2) Aggregate  number of securities to which  transaction  applies:
N/A
             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
             (4) Proposed maximum aggregate value of transaction: N/A
             (5) Total fee paid: N/A

             |_| Fee paid previously with preliminary materials: N/A

             |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
             (1) Amount previously paid:
             (2) Form, Schedule or Registration Statement no.:
             (3) Filing Party:
             (4) Date Filed:

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



To the Stockholders of SHORE BANCSHARES, INC.

         Notice is hereby given that the Annual Meeting of Stockholders of Shore Bancshares, Inc. (the "Company") will be held at the Crystal Room, Tidewater Inn, 101 East Dover Street, Easton, Maryland 21601 at 11:00 a.m., local time, on Wednesday, April 25, 2001, for the following purposes:

         1. To elect three Class I Directors to the Company's Board of Directors to serve until the 2004 Annual Meeting.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on March 1, 2001, will be entitled to notice of and to vote at the meeting. This proxy statement is accompanied by the Company's 2000 Annual Report to Stockholders.

         All stockholders are cordially invited to attend the meeting in person. Those who cannot attend are urged to sign, date and mail promptly the enclosed proxy in the envelope provided for that purpose. Proposal 1 requires the affirmative vote of holders of a majority of the shares of common stock present and voting. Whether you own a few or many shares, your proxy is important in fulfilling this requirement. To assist us with planning the meeting, please mark the appropriate box on your proxy card as to whether you plan to attend the meeting in person. Returning your proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

                                       By Order of the Board of Directors,



                                       W. Moorhead Vermilye
                                       President and CEO

March 27, 2001





                  18 East Dover Street, Easton, Maryland 21601
            ---------------------------------------------------------

                         410-822-1400 / Fax 410-820-7180

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             SHORE BANCSHARES, INC.
                              18 East Dover Street
                             Easton, Maryland 21601


                                 PROXY STATEMENT
                                       FOR
                       2001 ANNUAL MEETING OF STOCKHOLDERS


         This Proxy Statement is furnished to the stockholders of Shore Bancshares, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Stockholders. The Annual Meeting of Stockholders will be held on Wednesday, April 25, 2001, at 11:00 a.m., local time, at the Crystal Room, Tidewater Inn, 101 East Dover Street, Easton, Maryland 21601, and at any adjournments thereof. The expense of preparing, printing, and mailing the proxies and solicitation materials will be borne by the Company. In addition to solicitations by mail, the Company may solicit proxies in person or by telephone, and arrange for brokerage houses and other custodians, nominees, and fiduciaries to send proxies and proxy material to their principals at the expense of the Company. The approximate date on which this proxy statement and attached form of proxy is mailed to stockholders is March 27, 2001.

         Holders of record at the close of business on March 1, 2001 (the "Record Date") of outstanding shares of the Company's common stock, par value $.01 per share ("Common Stock"), are entitled to notice of and to vote at the meeting. As of the Record Date, the number of shares of outstanding Common Stock entitled to vote is 5,324,380 shares. Each share of stock is entitled to one vote. Shares represented by any proxy properly executed and received pursuant to this solicitation will be voted in accordance with the directions of the stockholder; if no direction is given, the proxy will be voted for approval of Proposal 1 and in the discretion of the holders of the proxies as to any other matters that may properly come before the meeting. The proxy may be revoked by a stockholder at any time prior to its use by execution of another proxy bearing a later date, or by written notice delivered to W. Moorhead Vermilye, President and CEO of the Company, at the Company's address or at the meeting. The Company's address is 18 East Dover Street, Easton, Maryland 21601 (410-822-1400). The Company is the parent bank holding company to The Talbot Bank of Easton, Maryland ("Talbot Bank"), a Maryland commercial bank, and The Centreville National Bank of Maryland ("Centreville National Bank"), a national banking association.

         Holders of Common Stock will be asked to elect three Class I Directors to the Company's Board of Directors to serve until the 2004 Annual Meeting.

                       ELECTION OF DIRECTORS (Proposal 1)

         The number of Directors constituting the Board of Directors is currently set at 11. As part of the merger of Talbot Bancshares, Inc. into the Company, which was effective on December 1, 2000, six Directors of Talbot Bancshares, Inc. and Talbot Bank were elected as Directors of the Company and were placed into one of three Director classes. These six Directors joined five continuing Directors of the Company, each of whom are Directors of Centreville National Bank, who also were elected into one of three classes. Directors are elected to hold office for a term of three years, and one class of Directors expires each year. In accordance with the Company's charter and by-laws, the initial terms of Directors of Class I expire in 2001, the initial terms of Directors of

Class II expire in 2002, and the initial terms of Directors of Class III expire in 2003. In all cases, Directors are elected until their successors are duly elected and qualify.

         The Company's Chairman of the Board and the Company's President and Chief Executive Officer each are members of Class III. The Company's Executive Vice President and Chief Operating Officer is a member of Class I. The following nominees for Directors of Class I, their ages as of the Record Date, their principal occupations and business experience for the past five years, and certain other information are set forth below.

--------------------------------------------------------------------------------

                         NOMINEES FOR CLASS I DIRECTORS
                           (New Term Expires in 2004)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           Name               Age        Principal Occupation and
                                         Business Experience
--------------------------------------------------------------------------------
Daniel T. Cannon              51         Mr. Cannon  has  been a Director of the
                                         Company  since  1996  and  Director  of
                                         Centreville  National  Bank since 1986.
                                         He currently  serves as Executive  Vice
                                         President and Chief  Operating  Officer
                                         of  the   Company  and   President   of
                                         Centreville National Bank.
--------------------------------------------------------------------------------
Richard C. Granville          58         Mr. Granville has served as a Director
                                         of the Company since December 2000, and
                                         previously  served  as  a  Director  of
                                         Talbot  Bancshares,  Inc. He has served
                                         as a  Director  of  Talbot  Bank  since
                                         1994.  He is an  investor  and  was the
                                         President    of   Celeste    Industries
                                         Corporation of Easton, Maryland through
                                         January 2000.

--------------------------------------------------------------------------------
David L. Pyles                56         Mr. Pyles has served as a Director of
                                         the Company since  December 2000,  and
                                         previously  served  as  a  Director  of
                                         Talbot  Bancshares,  Inc. He has served
                                         as a  Director  of  Talbot  Bank  since
                                         1989. He is an investor. Prior to 1996,
                                         Mr.  Pyles was the  President  of Pyles
                                         Lincoln Mercury, Inc.

--------------------------------------------------------------------------------

The election of Directors requires the affirmative vote of holders of a majority of the shares of Common Stock present and voting. A quorum for the Annual Meeting consists of a majority of the issued and outstanding shares of Common Stock present in person or by proxy and entitled to vote, and Directors are elected by a plurality of the votes of the shares present in person or by proxy and entitled to vote. Consequently, withholding of votes, abstentions and broker non-votes with respect to shares otherwise present at the Annual Meeting in person or by proxy will have no effect on the outcome of this vote. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE ABOVE NOMINEES.

         The following tables contain information regarding Directors of other classes whose terms do not expire in 2001, including the Directors' ages as of the Record Date, and their principal occupations and business experience for the past 5 years.

--------------------------------------------------------------------------------

                               CLASS II DIRECTORS
                             (Term Expires in 2002)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                Name                       Age         Principal Occupation and
                                                       Business Experience
--------------------------------------------------------------------------------

Herbert L. Andrew, III                      64         Mr. Andrew has served as
                                                       a Director of the Company
                                                       since  December 2000, and
                                                       previously  served  as  a
                                                       Director     of    Talbot
                                                       Bancshares,  Inc.  He has
                                                       served as a  Director  of
                                                       Talbot  Bank since  1977.
                                                       He is a farmer and served
                                                       on  the   Talbot   County
                                                       Council   from   1994  to
                                                       1998.
--------------------------------------------------------------------------------
David C. Bryan                              66         Mr. Bryan has served as a
                                                       Director  of the  Company
                                                       since  its  formation  in
                                                       1996  and of  Centreville
                                                       National Bank since 1986.
                                                       He is a member in the Law
                                                       Offices   of    Fountain,
                                                       Bryan and Ritter, LLC.
--------------------------------------------------------------------------------
Ronald N. Fox                               63        Mr. Fox has served as  a
                                                      Director  of the  Company
                                                      since  December 2000, and
                                                      previously  served  as  a
                                                      Director     of    Talbot
                                                      Bancshares,  Inc.  He has
                                                      served as a  Director  of
                                                      Talbot  Bank since  1981.
                                                      He   is   an    investor,
                                                      President  of the  Oxford
                                                      Town   Council,   and  an
                                                      owner of Oxford Spirits.
--------------------------------------------------------------------------------
Neil R. LeCompte                            60         Mr. LeCompte has been  a
                                                       Director  of the  Company
                                                       since  its  formation  in
                                                       1996,  and of Centreville
                                                       National Bank since 1995.
                                                       He is a Certified  Public
                                                       Accountant     in     the
                                                       Accounting Office of Neil
                                                       R. LeCompte.
--------------------------------------------------------------------------------
                               CLASS III DIRECTORS
                             (Term Expires in 2003)
--------------------------------------------------------------------------------
                Name                       Age         Principal Occupation and
                                                       Business Experience
--------------------------------------------------------------------------------
Lloyd L. Beatty, Jr.                        48         Mr. Beatty has served as
                                                       a Director of the Company
                                                       since  December 2000, and
                                                       previously  served  as  a
                                                       Director     of    Talbot
                                                       Bancshares,  Inc.  He has
                                                       served as a  Director  of
                                                       Talbot  Bank since  1992.
                                                       He is a Certified  Public
                                                       Accountant, and President
                                                       of Darby Advisors, Inc.
--------------------------------------------------------------------------------
Paul M. Bowman                              53         Mr. Bowman  has  been   a
                                                       Director  of the  Company
                                                       since 1998 and a Director
                                                       of  Centreville  National
                                                       Bank   since   1997.   He
                                                       served as a  Director  of
                                                       Kent   Savings   &   Loan
                                                       Association         until
                                                       Centreville National Bank
                                                       acquired  the   financial
                                                       institution  on  April 1,
                                                       1997.  Mr.  Bowman  is an
                                                       attorney   in   the   Law
                                                       Office of Paul M. Bowman.
--------------------------------------------------------------------------------
B. Vance Carmean, Jr.                       60         Mr. Carmean  has been   a
                                                       Director  of the  Company
                                                       since 1996 and a Director
                                                       of  Centreville  National
                                                       Bank  since  1992.  He is
                                                       President    of   Carmean
                                                       Grain,   Inc.,   a  grain
                                                       company.
--------------------------------------------------------------------------------
W. Moorhead Vermilye                        60         Mr. Vermilye  has  been a
                                                       Director  of the  Company
                                                       since  December 2000, and
                                                       previously    served   as
                                                       Director,  President  and
                                                       CEO of Talbot Bancshares,
                                                       Inc. He currently  serves
                                                       as  President  and CEO of
                                                       the Company and of Talbot
                                                       Bank.
--------------------------------------------------------------------------------

         During the past year Talbot Bank and Centreville National Bank have had banking transactions in the ordinary course of their business with their Directors and officers and with their associates on substantially the same terms, including interest rates, collateral, and repayment terms on loans, as those prevailing at the same time for comparable transactions with others. The extensions of credit by Talbot Bank and Centreville National Bank to these persons have not and do not currently involve more than the normal risk of collectability or present other unfavorable features.

         The Company has an Executive Committee, Audit Committee, and Personnel Committee. Currently, the Company's Executive Committee consists of B. Vance Carmean, Jr., Chairman, W. Moorhead Vermilye, Daniel T. Cannon, Paul M. Bowman, and Richard C. Granville. Prior to December 2000, the Executive Committee consisted of B. Vance Carmean, Jr., Chairman, Paul M. Bowman, Daniel T. Cannon, Mark M. Freestate, and Jerry F. Pierson. The Committee has the authority to exercise the powers of the Board in the management of the business and affairs of the Company, subject to subsequent revision or alteration of any such action by the Board of Directors of the Company. The Executive Committee met 9 times during 2000.

         The Company's Audit Committee consists of Neil R. LeCompte, Chairman, Herbert L. Andrew, III, David C. Bryan, and Ronald N. Fox, and, as ex officio members, Donald D. Casson, Chairman of the Audit Committee of Talbot Bank, and Mark M. Freestate, Chairman of the Audit Committee of Centreville National Bank. Prior to December 2000, the Audit Committee consisted of Mark M. Freestate, Chairman, Paul M. Bowman, Thomas K. Helfenbein, and Wm. Maurice Sanger. The Committee meets with the Company's independent accountants to review whether satisfactory accounting procedures are being followed and with the Company's internal auditor to ensure internal accounting controls are adequate. During 2000 the Audit Committee held 7 meetings.

         The Company's Personnel Committee consists of Lloyd L. Beatty, Jr., Chairman, Paul M. Bowan, David C. Bryan, and David L. Pyles. The Personnel Committee is responsible for determining executive compensation and promotions. The Personnel Committee was formed in December 2000, and did not meet in 2000.

         The  Company  has no  nominating  committee.  Pursuant  to Article  II,
Section 4 of the Company's by-laws, Directors may be nominated by stockholders by written request to the Secretary of the Company received not less than 120 days nor more than 180 days prior to the date fixed for the meeting. Article II,
Section 4 of the Company's by-laws provide additional time constraints in the cases of a change in stockholder meeting date or a special meeting called for the purpose of electing Directors. As described further in the Company's by-laws, the notice must set forth (i) all information relating to the proposed nominee that is required to be disclosed in solicitation in Regulation 14A of the Securities Exchange Act of 1934, as amended (including the nominee's written consent); and (ii) certain other information provided by the stockholder, including the name and address and the class and number of shares of the Company's Common Stock that is beneficially owned by the stockholder.

         The total number of meetings of the Board of Directors of the Company, including regularly scheduled and special meetings, which were held in 2000 was
10. The Board of Directors met once after the merger of Talbot Bancshares, Inc. into the Company. No incumbent Director during the last full fiscal year attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Directors (held during the period for which that person has been Director); and (2) the total number of meetings held by all committees of the Board on which that person served (during the period served), except that Mr. Granville missed the one Board of Directors' meeting held in December 2000.

         Directors of the Company receive an annual retainer of $3,000 per year for serving on the Company's Board of Directors, plus $250 per meeting attended.

         The outside  Directors  of Talbot Bank  (Mssrs.  Andrew,  Beatty,  Fox,
Granville, and Pyles), who serve jointly as Directors of the Company, also receive an annual retainer of $5,000 per year for serving on the Talbot Bank Board of Directors, plus $200 per meeting attended. Directors are compensated once for attendance at jointly held meetings. Mr. Andrew also received fees of $8,100 for inspections of real property in connection with the monitoring of construction loans.

         The outside Directors of Centreville National Bank (Mssrs. Bowman, Bryan, Carmean, and LeCompte), who serve jointly as Directors of the Company, also receive an annual retainer of $10,000 and $50 for each meeting attended. Mr. Carmean, as Chairman of the Centreville National Bank Board of Directors, receives an additional retainer of $1,000 and each Centreville National Bank Committee Chairman receives an additional retainer of $500.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

         The following table reflects the beneficial ownership of Common Stock by executive officers and Directors as of the Record Date, and includes all shares of Common Stock that may be acquired within 60 days of the Record Date. Management is not aware of any stockholder who owns beneficially more than 5% of Common Stock as of the Record Date. Unless otherwise indicated below, each person specified below has sole investment and voting power with regard to the shares set forth in the following table. The address of each of the persons named below is the address of the Company.

--------------------------------------------------------------------------------
                                         Number of Shares              Percent
                                           Beneficially               of Class
                                               Owned                Beneficially
                                                                        Owned
Name
--------------------------------------------------------------------------------
Herbert L. Andrew, III                         56,773   (a)             1.06 %
Lloyd L. Beatty, Jr.                            6,246   (b)             0.12 %
Paul M. Bowman                                  3,875   (c)             0.07 %
David C. Bryan                                  6,708   (d)             0.13 %
Daniel T. Cannon                                4,025   (e)             0.08 %
B. Vance Carmean, Jr.                          22,300   (f)             0.42 %
Ronald N. Fox                                  25,376   (g)             0.48 %
Richard C. Granville                           87,232   (h)             1.64 %
Neil R. LeCompte                                1,300   (i)             0.02 %
David L. Pyles                                 69,693   (j)             1.31 %
W. Moorhead Vermilye                          108,393   (k)             2.04 %

All Directors                                 391,921                    7.36%

All Directors/Executive                       404,132   (1)              7.59%
Officers as a Group (13 Persons)
--------------------------------------------------------------------------------

(a) Includes 53,509 shares held as tenants in common by Herbert L. Andrew, III and Della M. Andrew and 414 shares held by Herbert L. Andrew, III under an Individual Retirement Account arrangement.

(b) Includes 1,259 shares held by Lloyd L. Beatty, Jr. under Individual Retirement Account arrangements; 912 shares held by Beatty, Satchell & Company, LLC 401(k) Plan FBO Lloyd L. Beatty, Jr.; 3,220 shares held jointly with Nancy W. Beatty; and 570 shares held individually by Nancy W. Beatty.

(c) Includes 120 shares held individually by David A. Bowman; 484 shares held individually by Elaine M. Bowman; 120 shares held individually by Elaine M. Bowman, as Custodian for Erin Reynolds Bowman; 120 shares held by Elaine M. Bowman, as Custodian for Jeffrey P. Bowman; 606 shares held by Paul M. Bowman, Trustee of the Harry Price Phillips Trust; 975 shares held jointly by Thelma B. Gaines and Paul M. Bowman; 300 shares held by Paul M. Bowman under an Individual Retirement Account arrangement; 300 shares held by Elaine M. Bowman under an Individual Retirement Account arrangement; and exercisable options to acquire 300 shares.

(d) Includes 1,976 shares held individually by Barbara C. Bryan, and exercisable options to acquire 300 shares.

(e) Includes 2,225 shares held jointly by Daniel T. Cannon and Sandra F. Cannon, and exercisable options to acquire 300 shares.

(f) Includes 11,000 shares held individually by Kathleen H. Carmean; and exercisable options to acquire 300 shares.

(g) Includes 376 shares held by Ronald N. Fox under an Individual Retirement Account arrangement; and 376 shares held by Nancy E. Fox under an Individual Retirement Account arrangement.

(h)       Includes   16,153  shares  held  by  Richard  C.  Granville  under  an
          Individual Retirement Account arrangement.

(i) Includes 350 shares held by Neil R. LeCompte under an Individual Retirement Account arrangement; and exercisable options to acquire 300 shares.

(j)       Includes 5,700 shares held individually by Susan D. Pyles.

(k) Includes 4,007 shares held by W. Moorhead Vermilye under an Individual Retirement Account arrangement; 19,194 shares held by the Talbot Bank 401(k) Plan FBO W. Moorhead Vermilye; 1,972 shares held individually by Sarah W. Vermilye; and exercisable options to acquire 57,000 shares.

(l)       Includes exercisable options to acquire 5,739 shares.

                             EXECUTIVE COMPENSATION

         The following table summarizes the remuneration earned in 2000 and the prior two years by the President and CEO of the Company, and any other executive officer of the Company who received cash compensation during the preceding three fiscal years that exceeds $100,000.


==================================================================================================================
                                          SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

                                                                                         Long-Term Compensation      All
                                                        Annual Compensation                                         Other
                                                                                                                Compensation
                                                                                                                   ($)(6)

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

    Name and Principal           Year       Salary ($)       Bonus ($)      Other Annual    Securities Underlying
         Position               Ended                           (3)         Compensation         Options/
                                                                            ($)(4)                 SARs
                                                                                                   (#)
------------------------------------------------------------------------------------------------------------------------------------

W. Moorhead Vermilye             2000        $170,000        $115,000          $4,996               0                 $39,500
President and Chief Executive    1999        $170,000        $ 85,000          $4,846           14,250 (5)            $40,400
Officer(1)                       1998        $164,500        $ 81,000          $4,421               0                 $40,980

------------------------------------------------------------------------------------------------------------------------------------

Daniel T. Cannon                 2000        $127,500         $ 4,610            $0                500                $14,378
Executive Vice  President and    1999        $127,500         $ 2,452            $0                500                $10,200
and Chief Operating Officer(2)   1998        $118,077         $ 3,600            $0                  0                $10,951


====================================================================================================================================

         (1) Mr. Vermilye became President and CEO of the Company on December 1, 2000, upon the merger of Talbot Bancshares, Inc. into the Company. Mr. Vermilye also serves as President and CEO of Talbot Bank. All of Mr. Vermilye's compensation amounts were paid by Talbot Bank.

         (2) Mr. Cannon became Executive Vice President and COO of the Company on December 1, 2000, upon the merger of Talbot Bancshares, Inc. into the Company. Prior to that time, Mr. Cannon served as President and CEO of the Company. Mr. Cannon also serves as President of Centreville National Bank. All of Mr. Cannon's compensation amounts were paid by Centreville National Bank.

         (3) All bonus amounts were paid in the following year, except in the case of Mr. Cannon's bonus in 1998, which accrued and was paid in 1998.

         (4) For Mr. Vermilye, amount includes value of benefits from Talbot Bank's life insurance program, and tax "gross up" for use of a motor vehicle.

         (5) Mr. Vermilye's stock option grants in 1999 were made under the Talbot Bancshares, Inc. 1999 Stock Option Plan. While the option amounts have been restated to give effect to the merger of Talbot Bancshares, Inc. into the Company, Mr. Vermilye rescinded these options prior to the merger.

         (6) For Mr. Vermilye, compensation is represented by Talbot Bank 401(k) Plan matching contributions in the amount of $6,800 in 2000, $6,800 in 1999, and $6,560 in 1998, contributions in deferred compensation plans in the amount of $20,000 in 2000, 1999 and 1998, and contributions under the Talbot Bank Profit Sharing and Retirement Plan in the amount of $12,700 in 2000, $13,600 in 1999, and $14,420 in 1998. For Mr. Cannon,
                  compensation is represented by matching contributions under the Centreville National Bank 401(k) Profit Sharing Plan and Trust in the amount of $3,913 in 2000, $3,825 in 1999, and $3,650 in 1998, and discretionary contributions under the plan in the amount of $10,435 in 2000, $6,375 in 1999, and $7,301 in 1998.


                                  BENEFIT PLANS

401(k) and Profit Sharing and Retirement Plans

         Effective January 1, 1995, Talbot Bank adopted the Profit Sharing and Retirement Plan to replace the frozen Defined Benefit Plan. The plan covers substantially all full-time Talbot Bank employees with more than six months of service. Talbot Bank makes discretionary contributions to the plan based on profits. Contributions to the plan are allocated using an age-weighted formula. In 2000, Talbot Bank made contributions to the plan totaling $135,000. Contributions allocated to Mr. Vermilye were $12,700.

         Both Talbot Bank and Centreville National Bank sponsor a 401(k) Plan. Talbot Bank's 401(k) Plan is administered by a committee appointed by the Talbot Bank Board of Directors and is available to eligible employees of Talbot Bank who have completed six months of service. Talbot Bank provides employer matching contributions to each active member's account for each year in an amount equal to 100% of the member's pay reduction contributions up to 3% of base salary, plus 50% of contributions which exceed 3% of base salary, up to 5% of base salary, with a maximum matching contribution equal to the Maximum Annual Additions limit for that year. All employee contributions are immediately vested. Matching contributions vest incrementally over a six year period and are made in the form of Company Common Stock. Pre-tax and matching contributions may be withdrawn while a member is employed by Talbot Bank if the member has reached age 59-1/2, in circumstances of financial hardship or in certain other circumstances pursuant to plan restrictions. In 2000, Talbot Bank made matching contributions to the plan on behalf of Mr. Vermilye in the amount of $6,800.

         Centreville National Bank's 401(k) Profit Sharing Plan and Trust is administered by Daniel T. Cannon and Jeffrey E. Thompson, as trustees, and is available to eligible employees of Centreville National Bank who have completed 12 months and 1,000 hours of service. Centreville National Bank makes a matching contribution equal to 50% of each participant's deferral amount, up to 6% of the employee's salary, and makes a discretionary payment in an amount determined each year by the Centreville National Bank Board of Directors. All employee contributions are immediately vested. Matching and discretionary contributions vest incrementally over a seven year period. All or part of vested contributions may be withdrawn while a member is employed by Centreville National Bank if the member has reached age 59-1/2, in circumstances of financial hardship or in certain other circumstances pursuant to plan restrictions. In 2000, Centreville National Bank made matching contributions to the plan on behalf of Mr. Cannon in the amount of $3,913.

Stock Option Plans

         The Company's 1998 Stock Option Plan was approved by the Company's Board of Directors and stockholders, and will continue in effect until March 3, 2008, unless earlier terminated. The total number of shares of Common Stock that may be issued under the plan cannot exceed 80,000 shares, as adjusted for stock splits and other similar reclassification events. Unless the Company's Board of Directors provides otherwise, no more than 16,000 shares may be granted under the 1998 Stock Option Plan in any calendar year. Both incentive stock options and nonqualified stock options may be granted. Options granted under the 1998 Stock Option Plan generally expire on the 10th anniversary of the date the option was granted. In 2000, 23 Centreville National Bank Directors, officers and employees were granted in the aggregate options to purchase 6,520 shares.

         The Company's 1998 Stock Purchase Plan was approved by the Company's Board of Directors and stockholders, and will continue in effect until March 3, 2008, unless earlier terminated. The total number of shares of Common Stock that may be issued under the plan cannot exceed 20,000 shares, as adjusted for stock splits and other similar reclassification events. Unless the Company's Board of Directors provides otherwise, no more than 4,000 shares may be granted under the Company's 1998 Stock Purchase Plan in any calendar year. The number of options to purchase shares are granted to each employee at an established rate each year which is based on each employee's salary at the time of the grant. The purchase price of the shares under each option granted pursuant to the 1998 Stock Purchase Plan is 85% of the fair market value of the stock on the date the option is granted. Each option granted under the 1998 Stock Purchase Plan generally expires 27 months from the date the option was granted. In 2000, 64 Centreville National Bank employees were granted in the aggregate options to purchase 1,723 shares.

         Upon the merger of Talbot Bancshares, Inc. into the Company, the Company assumed all options under the Talbot Bancshares, Inc. 1995 Employee Stock Option Plan. The 1995 Employee Stock Option Plan provides for the granting of incentive and nonqualified stock options to certain key employees of the Company. Upon exercise of options granted under the 1995 Employee Stock Option Plan, the plan obligates the Company to pay the optionee a tax benefit payment in an amount of U.S. dollars equal to the number of shares as to which the option is being exercised, times the "tax rate", times the difference between the per share fair market value at the time of exercise and the per share option price. The tax rate shall be a percentage designated by the Company to result in compensating the optionee for the federal, state and local income tax liability incurred by the optionee by virtue of his exercise of the option and the payment to him of the tax benefit payment. In 2000, Talbot Bank officers were not granted options under this plan, or any other Talbot Bancshares, Inc. option plan.

         The following table sets forth certain information relating to options granted to the named executives during 2000:

                                       Option/SAR Grants in Last Fiscal Year

                                Individual Grants
                                                                                               Potential Realizable
                                           Percent of                                            Value At Assumed
                          Number of           Total                                            Annual Rates Of Stock
                         Securities       Options/SARs      Exercise                            Price Appreciation
                         Underlying        Granted To        or Base                              For Option Term
                                                                                                  ---------------
                         Option/SARs      Employees In        Price      Expiration
        Name             Granted (#)      Fiscal Year         ($/S)         Date             5% ($)          10% ($)
        ----             -----------      ------------        -----         ----             ------          -------
------------------------------------------------------------------------------------------------------------------------------------

Mr. Vermilye                 0                   0%            n/a          n/a                $0               $0
President and CEO

------------------------------------------------------------------------------------------------------------------------------------
Mr. Cannon                 500 (1)           18.23%           $21.00       1-31-10             $17,294          $28,424
Executive Vice
President and COO
------------------------------------------------------------------------------------------------------------------------------------

(1) All options were granted under the Company's 1998 Stock Option Plan.

         The following table sets forth certain information relating to the number and value of underlying unexercised stock options held by the named executives as of December 31, 2000. The named executive officers did not exercise options in the year 2000.



                                    Aggregated 2000 Year End Option SAR Values

----------------------------------------------------------------------------------------------------------------------------
                                       Number of Securities                              Value of Unexercised
                                      Underlying Unexercised                           In-the-Money Options at
                                    Options at Fiscal Year-End                          Fiscal Year-End ($)(1)
                                    --------------------------                          ----------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
          Name                  Exercisable              Unexercisable              Exercisable              Unexercisable
----------------------------------------------------------------------------------------------------------------------------------

Mr. Vermilye                       57,000                      0                      $366,795                     $0
President and CEO
----------------------------------------------------------------------------------------------------------------------------------

Mr. Cannon                          100                       900                        $0                        $0
Executive Vice President and COO
----------------------------------------------------------------------------------------------------------------------------------

(1) Represents the total gain which would be realized if all in-the-money options held at December 31, 2000 were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and the fair market value of the shares at December 31, 2000 of $14.25 per share.

Deferred Compensation

         During 1996, Talbot Bank adopted a supplemental deferred compensation plan to provide retirement benefits to its President and Chief Executive Officer. The plan calls for fixed annual payments of $20,000 vesting immediately to be credited to the participant's account. Contributions to the plan totaled $20,000 for the year ended December 31, 2000.

Bonus Plans

         Talbot Bank has a discretionary bonus plan whereby officers and employees are awarded annual bonuses based upon individual merit and Talbot Bank's financial performance. Amounts accrued under the plan totaled $353,019 for 2000. Mr. Vermilye received a bonus of $115,000.

Talbot Bank's Defined Benefit Pension Plan

         Effective January 1, 1995, Talbot Bank froze its non-contributory Defined Benefit Pension Plan so that no future benefits would accrue after that date. The plan was subsequently terminated in 2000, with all amounts owed under the plan paid to plan participants. The plan covered substantially all full time Talbot Bank employees with more than six months of service.

Employment Agreements

         Both Mr. Vermilye and Mr. Cannon are parties to an employment agreement with the Company, each dated December 1, 2000. Under Mr. Vermilye's employment agreement, Mr. Vermilye serves as President and Chief Executive Officer of the Company and President and Chief Executive Officer of Talbot Bank. Under Mr. Cannon's employment agreement, Mr. Cannon serves as Executive Vice President and Chief Operating Officer of the Company and President and Chief Executive Officer of Centreville National Bank. Under the terms of both employment agreements, in the event of a change in control (as defined in the employment agreement) in which the employee is terminated without cause within 12 months of the change in control, the employee will receive a lump sum payment equal to 2.99 times his then current salary. The term of each of the agreements will expire after five years and are subject to automatic renewal for one additional five year period and thereafter for successive one year terms.

                     EXECUTIVE COMPENSATION COMMITTEE REPORT

         The Personnel Committee submits the following report which addresses executive compensation policies of the Company for 2000.

         The Personnel Committee of the Board of Directors (the "Committee") sets guidelines for the Chief Executive Officer, the Executive Vice President, and other executive officers of the Company. Compensation guidelines are designed to provide compensation at levels sufficient to attract and retain highly qualified individuals. It is the Committee's belief that in such a complex and competitive industry as banking, success is dependent on retaining such leadership.

         The Committee considers salary increases and bonus payments for executive officers of its bank subsidiaries annually. Individual performance, as well as overall financial performance of the bank subsidiaries are considered by the Committee. Financial performance indicators such as return on assets, and loan and deposit growth are compared to the Board's approved business plan and to the performance of its peer group. Other factors such as stock performance, regulatory capital strength and asset quality are also considered.

         Components of the Company's compensation program include:

         Base Salaries--Base salaries are determined for executive officers primarily based upon the evaluation of historical performance, degree of responsibility and level of expertise. The Committee also has access to published compensation data such as the Starkey & Beall Regional Financial Industry Salary Survey.

         Annual Bonuses--The Committee determines the amount of annual bonuses based primarily on the overall performance of the Company measured by growth, return on assets and net income. Bonuses are also awarded to other officers and employees based on recommendations by supervisors.

         Stock Option Plan--The Committee believes that granting stock options to executive officers provides an incentive that is basic to the increase in shareholder value. Stock option grants are discretionary and are limited by the terms and conditions of the Company's stock option plans.

         The Committee believes the total compensation awarded to the executive officers of the Company is consistent with the Committee's objectives and the individual performance of each executive officer.

                                     PERSONNEL COMMITTEE

                                     By:      Lloyd L. Beatty, Jr., Chairman
                                              Paul M. Bowman
                                              David C. Bryan
                                              David L. Pyles

                             AUDIT COMMITTEE REPORT

         The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A. The Audit Committee has
(i) reviewed and discussed the Company's consolidated audited financial statements for fiscal year ended December 31, 2000 with Company management; (ii) discussed with Stegman & Company, the Company's independent auditors, all matters required to be discussed by SAS 61, as modified or supplemented; and
(iii) has received the written disclosures and the letter from Stegman & Company, required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with the auditors the auditor's independence. Based on its review and discussions, the Audit Committee recommended to the Board of Directors that the consolidated audited financial statements for year ended December 31, 2000 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000. The members of the Audit Committee are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

                                   AUDIT COMMITTEE

                                   By:      Neil R. LeCompte, Chairman
                                            Herbert L. Andrew, III
                                            David C. Bryan
                                            Ronald N. Fox
                                            Mark M. Freestate (ex officio)
                                            Donald D. Casson (ex officio)

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's Directors and executive officers and persons who own more than 10% of the Common Stock file with the Securities and Exchange Commission an initial report of beneficial ownership and subsequent reports of changes in beneficial ownership of the Common Stock. The Company believes that all of its Directors and executive officers complied in a timely manner with all filing requirements applicable to them with respect to transactions during the year ended December 31, 2000.

                          CHANGE IN CONTROL UPON MERGER

         Effective December 1, 2000, Talbot Bancshares, Inc., a Maryland corporation, was merged with and into the Company, in a pooling transaction, pursuant to a Plan and Agreement to Merge dated July 25, 2000, and amended on November 30, 2000, by and between Talbot Bancshares, Inc. and the Company under which each share of Common Stock of Talbot Bancshares, Inc. was converted into the right to receive 2.85 shares of Common Stock of the Company with cash being paid in lieu of fractional shares. The Company issued 3,407,098 shares of Common Stock pursuant to the merger. Prior to the merger, the Company had 1,194,237 shares of Common Stock and outstanding.

         Pursuant to the Plan and Agreement to Merge, the Company has a new Board of Directors consisting of eleven members, six of whom were Directors of Talbot Bancshares, Inc. before the merger, and five of whom were Directors of the Company before the merger.

         Six individuals who served on the Board of Directors of the Company before the merger are no longer Directors of the Company after the merger, but continue to serve as Directors of Centreville National Bank. Seven individuals who served on the Board of Directors of Talbot Bancshares, Inc. before the merger continue to serve as Directors of The Talbot Bank of Easton, Maryland, a Maryland state chartered commercial bank, which, after the merger, became a wholly owned subsidiary of the Company

         Mr. Vermilye, who served as President of Talbot Bancshares, Inc. before the merger, has become President and Chief Executive Officer of the Company. Mr. Cannon, President of the Company before the merger, became Executive Vice President and Chief Operating Officer of the Company. The principal office of the Company has been moved from 109 North Commerce Street, Centreville, Maryland 21617 to 18 East Dover Street, Easton, Maryland 21601.

         As part of the merger, the stockholders amended and restated the Company's charter and by-laws. Copies were made available to stockholders as part of the proxy statement and prospectus delivered to stockholders of record prior to the merger.

                               EXECUTIVE OFFICERS

         Each executive officer's name, age and position, and other information, is provided below. Each executive officer was named to his or her current position on December 1, 2000, as part of the merger of Talbot Bancshares, Inc. into the Company.

         W. Moorhead Vermilye, 60, has served as President and Chief Executive Officer of the Company since the merger of Talbot Bancshares, Inc. into the Company on December 1, 2000. Before December 2000, Mr. Vermilye served as President of Talbot Bancshares, Inc. since the date of that company's formation in 1997. Mr. Vermilye has served as President of Talbot Bank since 1988, and Chief Executive Officer of Talbot Bank since 1993.

         Daniel T. Cannon, 51, has served as Executive Vice President and Chief Operating Officer of the Company since the merger of Talbot Bancshares, Inc. into the Company on December 1, 2000. Before December 2000, Mr. Cannon served as President of the Company since its formation in 1996. Mr. Cannon has served as President and Chief Executive Officer of Centreville National Bank since July 1995. He served as Executive Vice President of Centreville National Bank from July 1992, until July 1995, and as Cashier and Comptroller of Centreville
National  Bank from 1980  until July 1992,  and as  Comptroller  from 1978 until
1980.

         Susan E. Leaverton, 37, has served as Treasurer of the Company since the merger of Talbot Bancshares, Inc. into the Company on December 1, 2000. Before December 2000, Ms. Leaverton served as Secretary/Treasurer of Talbot Bancshares, Inc. since the date of that company's formation in 1997. Ms. Leaverton has served as Vice President of Finance of Talbot Bank since 1994.

         Carol I. Brownawell, 36, has served as Secretary of the Company since the merger of Talbot Bancshares, Inc. into the Company on December 1, 2000. Before December 2000, Ms. Brownawell served as Treasurer since the date of the Company's formation in 1996. Ms. Brownawell has served as Executive Vice President and Chief Financial Officer of Centreville National Bank since January 1997, Vice President of Finance from November 1994 until January 1997, Comptroller and Compliance Officer from July 1993 until November 1994, and Finance and Compliance Officer from March 1993, until July 1993.

                               PERFORMANCE GRAPH

         The performance graph shown below compares the cumulative total return to the Company's stockholders over the most recent 5-year period with both the NASDAQ Composite index (reflecting overall stock market performance) and the NASDAQ Bank Index (reflecting changes in banking industry stocks). Returns are shown on a total return basis, assuming the reinvestment of dividends.

         SHORE BANCSHARES, INC., NASDAQ COMPOSITE INDEX AND NASDAQ BANK
                                      INDEX

[GRAPHIC OMITTED]



                                                                         Period Ending
Index                                      12/31/95     12/31/96     12/31/97     12/31/98   12/31/99   12/31/00
-----                                      --------     --------     --------     --------   --------   --------
Shore Bancshares, Inc.                       100.00      $152.91      $231.52      $355.33    $229.82    $160.25
NASDAQ  Bank Index                           100.00      $122.71      $149.25      $208.40    $386.77    $234.81
NASDAQ Composite (US)                        100.00      $126.16      $206.37      $182.08    $167.55    $192.13

Assumes $100 invested on January 1, 1996 in the Company (or the predecessor Centreville National Bank prior to 1997), NASDAQ Composite Index and NASDAQ Bank Index.

                              INDEPENDENT AUDITORS

         The Board of Directors has engaged Stegman & Company, Certified Public Accountants, to audit the books and accounts of the Company for the next fiscal year. Stegman & Company served as the Company's independent auditor for 2000. Stegman & Company has advised the Company that neither the accounting firm nor any of its members or associates has any direct financial interest in or any connection with the Company other than as independent public auditors. A representative of Stegman & Company is expected to be present at this year's
Annual Meeting and will have an opportunity to make a statement if the representative desires to do so, and will be available to respond to appropriate questions.

Audit Fees

         The  aggregate   estimated   fees  billed  by  Stegman  &  Company  for
professional services rendered for the audit of the Company's consolidated annual financial statements for the year ended December 31, 2000 and the review of the interim financial statements included in the Company's Forms 10-Q during 2000 was $64,250.

Financial Information Systems Design and Implementation Fees

         For the year ended December 31, 2000, Stegman & Company did not render to the Company any of the professional services with regard to financial information systems design and implementation described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X.

All Other Fees

         The aggregate fees billed for services rendered by Stegman & Company for the year ended December 31, 2000, other than the services described above under "Audit Fees", were $27,200. The Audit Committee has determined that the provision of the services covered in "All Other Fees" is compatible with maintaining Stegman & Company's independence.

                              FINANCIAL STATEMENTS

          A copy of the Company's annual report containing audited financial statements for the year ended December 31, 2000, accompanies this Proxy
Statement. A copy of Form 10-K, for the year ended December 31, 2000, as filed with the Securities and Exchange Commission, may be obtained without charge upon written request to Carol I. Brownawell, Secretary, Shore Bancshares, Inc., 109 North Commerce Street, Centreville, MD 21617.

                  DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

          To be considered for inclusion in the proxy statement and form of proxy relating to the 2002 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, stockholder proposals must be received at the Company's principal office no later than November 28, 2001 (120 days before the date of mailing based on this year's proxy statement date), and must meet all other requirements for inclusion in the proxy statement. All other stockholder proposals must be received by the Company at its principal office no earlier than January 25, 2002 or later than February 24, 2002 (not less than 60 days nor more than 90 days before the first anniversary of the prior year's annual meeting).

                                 OTHER BUSINESS

          As of the date of this proxy statement, management does not know of any other matters that will be brought before the meeting requiring action of the stockholders. However, if any other matters requiring the vote of the stockholders properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in accordance with the discretion of management. The persons designated as proxies will also have the right to approve any and all adjournments of the meeting for any reason.


By Order of the Board of Directors,



W. Moorhead Vermilye
President and CEO
March 27, 2001

                                   Appendix A

                             Shore Bancshares, Inc.
                             Audit Committee Charter
                                 --------------

Organization
         This charter governs the operations of the Shore Bancshares, Inc. Audit Committee (the "Committee"). At least annually, the Committee shall review and reassess the charter, and present the charter to the Shore Bancshares, Inc. (the Company) Board of Directors for approval. The Committee shall be appointed by the Board of Directors and shall be comprised of at least 3 members, each of whom are independent of management and the Company. Members of the Committee will be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company and if they otherwise meet the definition of an "independent director" under applicable rules and regulations related to NASDAQ. The independence of audit committee members shall be assessed annually. The Committee will be comprised of members each of whom is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the audit committee. Additionally, the Committee will certify that it has, and will continue to have, at least one member of the audit committee that has past employment experience in finance or accounting, professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Statement of Policy
         The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility as it relates to the Company's financial statements, the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose. The Committee will report on its activity to the Company's Board of Directors.

Responsibilities and Processes

         In carrying out its responsibilities, the Committee's policies and procedures shall remain flexible in order to best react to changing conditions and circumstances. The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

* The Committee shall discuss with the auditors and obtain disclosures regarding their independence from management and the Company (as required by Independence Standards Board Standard No. 1), the scope of services required by the audit major risk factors and significant accounting policies
                                      A-1

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and estimates.  The  independent  auditor shall discuss  significant  accounting policies, and audit conclusions regarding significant accounting estimates.

* Annually, the Committee will review and recommend to the Board the selection of the Company's independent auditors, approve the fees to be paid under such agreements and discuss any significant disagreements between the accountant and management. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors.

* The Committee shall oversee the internal audit function; approving the appointment of the internal auditor, fees to be paid, scope of the internal audit function and reviewing the effectiveness of the internal audit function in monitoring the system of internal control.

* The Committee shall review with management, the internal auditor, and the independent auditors their assessments of the adequacy of internal controls, and the resolution of identified material weakness and reportable conditions in internal controls, including the prevention or detection of management override or compromise of the internal control system.

* The Committee will discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls.

Financial Statements

The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K. The review shall include a discussion to include their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Based on its review of the financial statements, and its discussions with management and the independent auditors, the Committee shall make a recommendation to the Board of Directors as to whether the audited financial statements, as presented, should be included in the Company's Annual Report on Form 10-K. Also, the Committee will discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, including all matters required to be discussed by SAS 61, as modified or supplemented.

* The Committee will issue a report to be included in the Company's annual proxy materials describing the Committee's composition and responsibilities and how they were fulfilled. The report would include a statement regarding their review and discussion of the annual financial statements, review of the independence of the independent accountant, and discussions with the independent accountants, and a statement that based on the foregoing, the Committee recommended that the annual financial statements be included in the Company's annual report on Form 10-K.

* The Committee shall review legal and regulatory matters that may have a material effect on the organization's financial statements, compliance policies and programs and reports from regulators.

                             SHORE BANCSHARES, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Shore Bancshares, Inc. (the "Company") hereby appoints W. Moorhead Vermilye and Neil R. LeCompte, or either of them, the lawful attorneys and proxies of the undersigned with full power of substitution to vote, as designated below, all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders called to convene on Wednesday, April 25, 2001, and at any and all adjournments and postponements thereof:

1.   ELECTION OF CLASS I NOMINEES FOR DIRECTOR

     Class I Nominees (to hold office until 2004 Annual Meeting):


     DANIEL T. CANNON,  RICHARD C. GRANVILLE,  DAVID L. PYLES

                  FOR all of                 AGAINST all of
                  the Nominees               the Nominees
                  [       ]                  [    ]

(TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE OUT THE NOMINEE'S NAME.)


2.   IN THEIR DISCRETION ON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING

Shares represented by all properly executed proxies will be voted in accordance with instructions appearing on the proxy. In the absence of specific instructions, proxies will be voted FOR the Directors named in the proxy statement, and in the best discretion of the proxy holders as to any other matters.

[      ]   If you plan to attend the meeting, please
           designate the number that will attend.

                                                Dated                    , 2001
                                                --------------------------------


                                                --------------------------------
                                                Signature


                                                --------------------------------
                                                Signature

Please sign as name(s) appear(s) on stock certificate. If jointly held, all owners must sign. Executors, administrators, trustees or persons signing in such capacity should so indicate.


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